UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2019

Commission File Number: 000-21088

VICAL INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	93-0948554
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

10390 Pacific Center Court

San Diego, California 92121

(Address of principal executive offices)

(858) 646-1100

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	VICL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment and Departure of Certain Directors and Officers

As previously disclosed, Vical Incorporated (“Vical” or the “Company”) entered into an Agreement and Plan of Merger and Reorganization, dated June 2, 2019 and amended on August 20, 2019, with Brickell Biotech, Inc., a Delaware corporation (“Brickell”), and Victory Subsidiary, Inc., a Delaware corporation (“Merger Sub”), pursuant to which Merger Sub will be merged with and into Brickell (the “Merger”), with Brickell surviving the Merger as a wholly owned subsidiary of the Company.

On August 26, 2019, the Company’s board of directors approved, contingent and effective upon the effective time of the Merger (the “Effective Time”), the termination of each of Vijay Samant and Anthony Ramos from his position as Vical’s chief executive officer and chief financial officer, respectively. In connection with his termination, each of Mr. Samant and Mr. Ramos will become entitled to receive the severance and change of control payments described in his employment or severance agreement, respectively, with Vical. For additional information regarding these payments, please refer to “Interests of the Vical Directors and Executive Officers in the Merger—Potential Merger-Related Compensation of Named Executive Officer” beginning on page 90 of the Definitive Proxy Statement on Schedule 14A, initially filed by Vical with the Securities and Exchange Commission (“SEC”) on July 12, 2019 and as amended and supplemented on August 8, 2019, August 20, 2019 and August 23, 2019 (the “Proxy Statement”).

Pursuant to the Merger Agreement and effective immediately after and contingent upon the occurrence of the Effective Time, the Company’s board of directors also appointed Robert Brown as the Company’s chief executive officer and principal executive officer, replacing Mr. Samant in that position, and R. Michael Carruthers as the Company’s chief financial officer and principal financial and accounting officer, replacing Mr. Ramos in that position.

In addition, on August 30, 2019, each of Dr. R. Gordon Douglas, Richard Beleson, Robert Merton, George Morrow and Thomas Shenk tendered their resignations from Vical’s board of directors contingent and effective upon the Effective Time. On August 26, 2019, contingent upon the effectiveness of the resignations of the aforementioned existing Vical directors, the Company’s board of directors appointed the designees of Brickell pursuant to the Merger Agreement, Robert Brown, Reginald Hardy, George Abercrombie, Dr. William Ju and Dennison Veru, as a Class III, Class III, Class I, Class II and Class II director, respectively, to fill the vacancies to be created by the pending resignations of the aforementioned existing Vical directors. Two of Vical’s directors, Mr. Samant and Gary Lyons, will continue to serve as directors of the Company following the Merger. In addition, the Company’s board of directors appointed designees of Brickell to each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of the Company, such appointments to be contingent and effective upon the Effective Time. The committee appointments of each Brickell designee were the same as those set forth under “Brickell’s Management— Committees of Our Board of Directors” beginning on page 169 of the Proxy Statement, which information is incorporated herein by reference. As described in the Proxy Statement, the Company expects to adopt a non-employee director compensation policy following the Effective Time.

Mr. Brown is subject to an employment agreement with Brickell that will continue following the Effective Time. Mr. Carruthers is subject to a consultancy agreement with Brickell that will continue following the Effective Time. For additional information regarding these agreements, please refer to “Brickell’s Executive Compensation—Employment and Consultancy Agreements” beginning on page 116 of the Proxy Statement.

Other than as set forth above, there is no arrangement or understanding between any of Mr. Brown, Mr. Carruthers, Andrew Sklawer, Deepak Chadha, Jose Breton or David McAvoy and any other person pursuant to which he was selected as an officer of the Company, and there are no family relationships between any of Mr. Brown, Mr. Carruthers, Mr. Sklawer, Mr. Chadha, Mr. Breton or Mr. McAvoy and any of Vical’s directors or executive officers. There are no transactions to which Vical is a party and in which any of Mr. Brown, Mr. Carruthers, Mr. Sklawer, Mr. Chadha, Mr. Breton or Mr. McAvoy has a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

Information regarding the new directors and executive officers of Vical was previously disclosed in the Proxy Statement, under the heading “Brickell’s Management” beginning on page 165 of the Proxy Statement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amendment of Articles of Incorporation to Effect Reverse Stock Split

The board of directors of the Company previously approved and recommended that Vical’s stockholders approve an amendment to the Company’s Restated Certificate of Incorporation (the “Amendment”) to effect a reverse stock split (the “Reverse Split”) of the Company’s common stock at a ratio of not less than 1-for-5 and not more than 1-for-15, as determined by Vical’s board of directors. On August 30, 2019, the Company held a Special Meeting of Stockholders (the “Special Meeting”) at which the Company’s stockholders approved the amendment to the Company’s Restated Certificate of Incorporation. A specific reverse stock split ratio of 1-for-7 was subsequently approved by Vical’s board of directors on August 30, 2019.

No fractional shares will be issued as a result of the Reverse Split. Stockholders of record who would otherwise be entitled to receive a fractional share will receive a cash payment in lieu thereof. The Reverse Split will affect all stockholders proportionately and will not affect any stockholder’s percentage ownership of the Company’s common stock (except to the extent that the reverse stock split results in any stockholder owning only a fractional share).

The Company will file with the Delaware Secretary of State a certificate of amendment to its Restated Certificate of Incorporation to implement the Reverse Split at the approved ratio. The Reverse Split will be implemented as of 12:01 a.m. Eastern time on August 31, 2019. The Company expects to change its name from “Vical Incorporated” to “Brickell Biotech, Inc.” with its common stock expected to begin trading on the Nasdaq Capital Market under the stock symbol “BBI” on a split-adjusted basis when the market opens on September 3, 2019. The new CUSIP number for the Company’s common stock following the Reverse Split is 10802T 105.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 30, 2019 at 8:00 a.m. Pacific time, a Special Meeting (the “Special Meeting”) of Vical’s stockholders was held. At the close of business on the record date, Vical had 22,841,278 shares of common stock outstanding (on a pre-Reverse Split basis) and entitled to vote.

The following actions occurred at the Special Meeting:

1.	The Reverse Split was approved; and

2.	The consummation of a change of control of Vical resulting from the Merger pursuant to the Nasdaq Capital Market rules was approved.

The Company will file a separate Current Report on Form 8-K announcing the voting results from the Special Meeting.

Forward-Looking Statements

Statements in this report on Form 8-K that are not statements of historical fact are forward-looking statements, which involve a number of risks and uncertainties. Such statements include statements about the departure of certain directors and the Reverse Split and can be identified by using the word “will”. Actual events or results may differ materially from the Company’s expectations. Factors that could cause actual results to differ materially from the forward-looking statements include delays in regulatory approvals and those disclosed in the Company’s filings with the SEC. These forward-looking statements represent the Company’s judgment as of the time of this Current Report on Form 8-K. The Company disclaims any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2019	Vical Incorporated

	By:	/s/ Anthony A. Ramos
	Name:	Anthony A. Ramos
	Title:	Chief Financial Officer